UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 9, 2011

VOLT INFORMATION SCIENCES, INC.
(Exact Name of Registrant as Specified in Its Charter)

New York	001-9232	13-5658129
(State or Other JurisdictionIdentification No.)	(Commission File Number)	(I.R.S. Employer of Incorporation)

1065 Avenue of the Americas, New York	10018
(Address of Principal Executive Offices)	(Zip Code)

(212) 704-2400
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 9, 2011, the New York Stock Exchange LLC (the "NYSE") filed a Form 25 with the Securities and Exchange Commission (the "SEC") notifying the SEC of its intention to remove the entire class of common stock, par value $.10 per share, of Volt Information Sciences, Inc. (the "Company") from listing and registration on the NYSE at the opening of business on May 30, 2011.  The NYSE’s decision was based on the fact that the Company did not file its Annual Report on Form 10-K for the year ended November 1, 2009 within twelve months after its due date.

As previously reported, since January 27, 2011 the Company’s common stock has been trading on the over-the-counter market under the trading symbol “VISI.”

S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOLT INFORMATION SCIENCES, INC.
Date: May 11, 2011	By:	/s/ Jack Egan
Jack Egan Senior Vice President and Chief Financial Officer

2